EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of Weight Watchers International, Inc. (the “Company”) for the fiscal year ended January 3, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2015	Signature:	/S/ JAMES CHAMBERS
James Chambers President, Chief Executive Officer and Director (Principal Executive Officer)

	Signature:	/S/ NICHOLAS P. HOTCHKIN
Nicholas P. Hotchkin Chief Financial Officer (Principal Financial and Accounting Officer)